Exhibit 99.1

ICON ECI Fund Fifteen, L.P.

Annual Portfolio Overview

2015

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investment Following the Quarter	2

Disposition During the Quarter	2

Dispositions Following the Quarter	2

Portfolio Overview	3

Discussion	6

10% Status Report	7

Revolving Line of Credit	7

Performance Analysis	7

Transactions with Related Parties	9

Financial Statements	11

Forward Looking Statements	16

Additional Information	16

ICON ECI Fund Fifteen, L.P.

As of April 26, 2016

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the year ended December 31, 2015. References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $196,688,918 commencing with its initial offering on June 6, 2011 through the closing of the offering on June 6, 2013. During the operating period, we anticipate continuing to invest in Capital Assets. Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended December 31, 2015:

Challenge Mfg. Company, LLC
Investment Date: Structure:	12/29/2015 Lease	Collateral:	Auxiliary support equipment and robots.
Expiration Date:	1/9/2021
Purchase Price:	$11,978,000
The Fund’s Investment:	$8,984,000

Fugro N.V. (ICON Scout Pte. Ltd.)
Investment Date: Structure:	12/24/2015 Lease	Collateral:	One mini geotechnical drilling vessel.
Expiration Date:	12/24/2027
Purchase Price:	$65,000,000
The Fund’s Investment:	$8,099,000

ICON ECI Fund Fifteen, L.P.

Investment Following the Quarter

The Fund made the following investment after the quarter ended December 31, 2015:

Fugro N.V. (ICON Voyager Pte. Ltd.)
Investment Date: Structure:	1/8/2016 Lease	Collateral:	One mini geotechnical drilling vessel.
Expiration Date:	12/24/2027
Purchase Price:	$65,000,000
The Fund’s Investment:	$8,099,000

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended December 31, 2015:

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Disposition Dates:	10/29/2015 10/30/2015
The Fund’s Investment:	$18,024,000
Total Proceeds Received:	$22,715,000

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended December 31, 2015:

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Disposition Date:	1/14/2016
The Fund’s Investment:	$3,355,000
Total Proceeds Received:	$4,594,000
Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Disposition Date:	4/5/2016
The Fund’s Investment:	$4,868,000
Total Proceeds Received:	$7,222,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview

As of December 31, 2015, our portfolio consisted of the following investments:

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Maturity Date:	11/22/2016
Current Status:	See Discussion	Net Carrying Value:	$0

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020
Current Status:	Performing	Net Carrying Value:	$16,250,190 (5)

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Maturity Date:	10/4/2017
Current Status:	Performing	Net Carrying Value:	$7,286,544 (1)
Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021
Current Status:	Performing	Net Carrying Value:	$2,030,279 (4)

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date: Current Status:	4/3/2018 Performing	Net Carrying Value:	$5,603,658 (4)
Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018
Current Status:	Performing	Net Carrying Value:	$9,242,900 (1)

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Current Status:	See Discussion	Net Carrying Value:	$2,152,337 (6)

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Maturity Date:	8/1/2016
Current Status:	Performing	Net Carrying Value:	$3,180,681 (1)

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018
Current Status:	Performing	Net Carrying Value:	$1,566,213 (1)
Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018
Current Status:	Performing	Net Carrying Value:	$1,504,001 (6)

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022
4/8/2022
Current Status:	Performing	Net Carrying Value:	$1,376,316 (6)

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018
Current Status:	Performing	Net Carrying Value:	$1,847,487 (6)

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024
Current Status:	Performing	Net Carrying Value:	$1,632,166 (6)

Técnicas Marítimas Avanzadas, S.A. de C.V.
Structure: Maturity Date:	Loan 8/27/2019	Collateral:	Four platform supply vessels.
Current Status:	See Discussion	Net Carrying Value:	$3,500,490 (1)

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020
Current Status:	Performing	Net Carrying Value:	$5,236,929 (1)

Inotera Memories, Inc.
Structure: Expiration Date:	Lease 11/30/2016	Collateral:	An ASML Twinscan NXT 1970ci photolithograph immersion scanner used in semiconductor manufacturing.
Current Status:	Performing	Net Carrying Value:	$17,611,324 (2)

Challenge Mfg. Company, LLC
Structure:	Lease	Collateral:	Auxiliary support
Expiration Dates:	Sch. 1 7/9/2020		equipment and robots.
Sch. 2 10/9/2020
	Sch. 3 1/9/2021	Net Carrying Value:	Sch. 1 & 3 $13,666,656 (4)
Current Status:	Performing	Net Carrying Value:	Sch. 2 $2,611,464 (3)

Fugro N.V. (ICON Scout Pte. Ltd.)
Structure:	Lease	Collateral:	One mini geotechnical drilling vessel.
Expiration Date:	12/24/2027
Current Status:	Performing	Net Carrying Value:	$17,858,191 (4)

(1) Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less deferred fees.

(2) Leased equipment at cost is the cost of the equipment and initial direct costs, less accumulated depreciation and accumulated amortization. Net carrying value of our investment in leased equipment at cost is leased equipment at cost less any outstanding indebtedness associated with the investment.

(3) Investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income. Net carrying value is our investment in finance lease less any outstanding indebtedness associated with the investment.

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

(4) This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease. Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income. Net carrying value represents our proportionate share of the investment, less any outstanding indebtedness associated with the investment and includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders.

(5) This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as leased equipment at cost. Leased equipment at cost is the cost of the equipment and initial direct costs, less accumulated depreciation and accumulated amortization. Net carrying value represents our proportionate share of the investment, less any outstanding indebtedness associated with the investment and includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders.

(6) Net carrying value of our investment in joint ventures is calculated as follows: investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.

Discussion

Jurong Aromatics Corporation Pte. Ltd.

Jurong is a newly constructed $2 billion state-of-the art aromatics plant. We participated in a subordinated equipment loan in April 2011 alongside Standard Chartered Bank and BP Singapore Pte. Ltd., that was part of the $2 billion financing package that included over $500 million in equity from strategic investors. While the plant was completed on time, a combination of industry headwinds, downturn in commodities and the Chinese economic slowdown forced Jurong into receivership, as the company does not have the liquidity to commence operations. As part of the receivership, we are hoping that there will be a consensual restructuring with the senior lenders, shareholders and trade creditors. Given the current distressed situation, we have taken a credit reserve that values the asset at 11% of original cost. Our Investment Manager believes that a restructuring is the best option and, given the cyclical nature of the industry that Jurong participates in, and the fact that this is the newest and arguably most technologically advanced aromatics plant in the world, if margins follow historical patterns, there is a chance the investment value may recover some or all of its value.

Kyla Shipping Company

Kyla is a Greece-based ship management company. In 2011, we made a second lien loan secured by one of Kyla's dry bulk vessels. Currently, there are extreme headwinds facing the dry bulk market, mostly as a result of the slowdown in the Chinese economy, which for years was driven by heavy investment that fueled demand for steel, coal and iron ore. As China moves towards a consumer-driven economy, demand for these commodities has slowed significantly. Consequently, Kyla is in default on the loan and we are working with Kyla on a restructuring. In addition, given the depressed market, we have taken a credit reserve of 97% of original cost. Kyla is currently maintaining the vessels and we believe that the best option is to keep the vessels with Kyla while we work on a restructuring and wait for the market to hopefully recover.

Técnicas Marítimas Avanzadas, S.A. de C.V.

On August 27, 2014, we, ICON Leasing Fund Twelve, LLC and ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (“Fund Fourteen”), (collectively, “ICON”) advanced TMA a senior secured facility of $29,000,000 secured by two offshore supply vessels.  On November 24, 2014, such facility agreement was amended to allow for a senior secured first lien and second lien structure and to include an additional two offshore supply vessels as security for the facility. A senior secured first lien tranche of $66,000,000 was funded by an unrelated third party and ICON’s original loan of $29,000,000 was converted to the senior secured second lien tranche. As a condition to the amendment and increased facility size, TMA was required to have all four vessels under contract by March 31, 2015.

On March 31, 2015, TMA defaulted on the facility because only two of the four vessels had commenced employment.  As a result of such default, the senior lender is, among other things, entitled to receive all cash flow from the existing employed vessels to pay interest and reduce its principal balance.  The interest on ICON's tranche is currently being capitalized.  By January 2016, each of the four vessels had commenced employment as originally required under the terms of the facility. ICON is currently working with the senior lender and TMA to amend the facility agreement.

ICON ECI Fund Fifteen, L.P.

10% Status Report

As of December 31, 2015, the photolithograph immersion scanner leased to Inotera Memories, Inc. (“Inotera”), the car carrier vessel bareboat chartered to Höegh Autoliners Shipping AS (“HAS”) and the mini geotechnical drilling vessel bareboat chartered to Fugro N.V. (“Fugro”), were the investments in equipment that individually constituted at least 10% of the net book value of our investment portfolio. All three of these assets are scheduled to remain in use during the 2016 calendar year.

As of December 31, 2015, Inotera had eleven monthly payments remaining. To the best of our Investment Manager’s knowledge, the photolithograph immersion scanner is maintained in accordance with applicable laws and regulations as required under the lease agreement. On March 31, 2016, we were notified by Inotera Memories, Inc. (Inotera) that it will be exercising its option to purchase the photolithograph immersion scanner in or around November 2016.

As of December 31, 2015, HAS had sixty monthly payments remaining. To the best of our Investment Manager’s knowledge, the car carrier vessel remains seaworthy, and is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under the bareboat charter.

As of December 31, 2015, Fugro had one hundred forty three payments remaining. To the best of our Investment Manager’s knowledge, the mini geotechnical drilling vessel remains seaworthy, and is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under the bareboat charter.

Revolving Line of Credit

On March 31, 2015, we extended our revolving line of credit (the “Facility”) with California Bank & Trust (“CB&T”) through May 30, 2017 and the amount available under the Facility was increased to $12,500,000. The Facility is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which we have a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2015, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

Performance Analysis

Capital Invested as of December 31, 2015	$243,668,906
Leverage Ratio	1.21:1*
% of Receivables Collected for the Quarter Ended December 31, 2015	96.45%**

* Leverage ratio is defined as total liabilities divided by total equity.

** Collections as of April 26, 2016. The uncollected receivables relate to our investment with Técnicas Marítimas Avanzadas, S.A. de C.V.and Kyla Shipping Company.

ICON ECI Fund Fifteen, L.P.

Performance Analysis (continued)

One of our objectives is to provide cash distributions to our partners. In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations. We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP. Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time. We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful. CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity. CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations. By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement

+ distributions to Partners during the period

+ investments made during the period

- debt proceeds to be specifically used to make an investment

- net proceeds from the sale of Interests during the period

= CABO

ICON ECI Fund Fifteen, L.P.

Performance Analysis (continued)

Cash Available From Business Operations

for the Period January 1, 2015 through December 31, 2015

Cash balance at January 1, 2015	$20,340,317
Cash balance at December 31, 2015	$18,067,904

Net change in cash		$(2,272,413)

Add Back:
Distributions paid to partners from January 1, 2015 through December 31, 2015		$15,950,773

Investments made during the period
Purchase of equipment	$21,879,088
Payment of debt financing costs	$722,644
Investment in joint ventures	$5,039,627
Investment by noncontrolling interests	$(8,147,713)
		$19,493,646

Deduct:
Repurchase of limited partnership interests		$(59,139)

Cash Available from Business Operations (CABO)		$33,231,145 (1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties. CĪON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% were paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering. The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio. Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations. Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (continued)

Our General Partner also has a 1% interest in our profits, losses, distributions and liquidation proceeds. We paid distributions to our General Partner of $159,507 and $159,590 for the years ended December 31, 2015 and 2014, respectively. Additionally, our General Partner’s interest in our net (loss) income was $(105,050) and $87,236 for the years ended December 31, 2015 and 2014, respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

			Years Ended December 31,
Entity	Capacity	Description	2015	2014
ICON Capital, LLC	Investment Manager	Acquisition fees (1)	$2,853,563	$2,502,515
ICON Capital, LLC	Investment Manager	Management fees (2)	1,820,446	1,815,734
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (2)	1,940,952	2,033,317
Fund Fourteen	Noncontrolling interest	Interest expense (2)	411,509	407,970
			$7,026,470	$6,759,536

(1)  Amount capitalized and amortized to operations.

(2)  Amount charged directly to operations.

At December 31, 2015, we had a net payable of $5,682,643 due to our General Partner and affiliates that primarily consisted of a note payable of $2,614,691 and accrued interest of $30,396 due to Fund Fourteen related to its noncontrolling interest in a vessel the Lewek Ambassador, and administrative expense reimbursements of $519,380 and acquisition fees of $2,437,500 due to our Investment Manager.

At December 31, 2014, we had a net payable of $2,870,701 due to our General Partner and affiliates that primarily consisted of a note payable of $2,609,209 and accrued interest of $30,332 due to Fund Fourteen related to its noncontrolling interest in the Lewek Ambassador and administrative expense reimbursements of $257,495 due to our Investment Manager.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.

Financial Statements	(A Delaware Limited Partnership)
Consolidated Balance Sheets

	December 31,
	2015	2014
Assets
Cash	$18,067,904	$20,340,317
Net investment in notes receivable	30,013,756	59,584,520
Leased equipment at cost (less accumulated depreciation of $40,253,258 and $25,974,093, respectively)	183,584,053	163,201,779
Net investment in finance leases	59,683,406	49,651,259
Investment in joint ventures	13,209,019	22,255,221
Other assets	9,010,672	5,613,561
Total assets	$313,568,810	$320,646,657
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$149,701,639	$146,012,447
Due to General Partner and affiliates, net	5,682,643	2,870,701
Accrued expenses and other liabilities	16,484,448	12,650,775
Total liabilities	171,868,730	161,533,923

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	123,445,636	149,696,027
General Partner	(520,252)	(255,695)
Total partners' equity	122,925,384	149,440,332
Noncontrolling interests	18,774,696	9,672,402
Total equity	141,700,080	159,112,734
Total liabilities and equity	$313,568,810	320,646,657

ICON ECI Fund Fifteen, L.P.

Financial Statements	(A Delaware Limited Partnership)
Consolidated Statements of Operations

	Years Ended December 31,
	2015	2014
Revenue and other income:
Finance income	$9,568,950	$14,762,117
Rental income	44,257,695	20,490,276
(Loss) income from investment in joint ventures	(11,289,362)	2,287,746
Gain on sale of assets, net	983,474	-
Other loss	(241,478)	(162,685)
Total revenue and other income	43,279,279	37,377,454

Expenses:
Management fees	1,820,446	1,815,734
Administrative expense reimbursements	1,940,952	2,033,317
General and administrative	1,977,476	2,038,656
Interest	6,368,656	5,302,956
Depreciation	32,244,342	12,966,125
Impairment loss	1,180,260	4,026,090
Credit loss	6,095,300	634,706
Total expenses	51,627,432	28,817,584
Net (loss) income	(8,348,153)	8,559,870
Less: net income (loss) attributable to noncontrolling interests	2,156,883	(163,709)
Net (loss) income attributable to Fund Fifteen	$(10,505,036)	$8,723,579

Net (loss) income attributable to Fund Fifteen allocable to:
Limited partners	$(10,399,986)	$8,636,343
General Partner	(105,050)	87,236
	$(10,505,036)	$8,723,579

Weighted average number of limited partnership interests outstanding	197,385	197,489
Net (loss) income attributable to Fund Fifteen per weighted average limited partnership interest outstanding	$(52.69)	$43.73

ICON ECI Fund Fifteen, L.P.

Financial Statements	(A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2013	197,489	$156,859,123	$(183,341)	$156,675,782	$11,123,203	$167,798,985

Net income (loss)	-	8,636,343	87,236	8,723,579	(163,709)	8,559,870
Distributions	-	(15,799,439)	(159,590)	(15,959,029)	(1,296,007)	(17,255,036)
Investment by noncontrolling interests	-	-	-	-	8,915	8,915
Balance, December 31, 2014	197,489	149,696,027	(255,695)	149,440,332	9,672,402	159,112,734

Net (loss) income	-	(10,399,986)	(105,050)	(10,505,036)	2,156,883	(8,348,153)
Distributions	-	(15,791,266)	(159,507)	(15,950,773)	(2,014,802)	(17,965,575)
Investment by noncontrolling interests	-	-	-	-	8,960,213	8,960,213
Repurchase of limited partnership interests	(104)	(59,139)	-	(59,139)	-	(59,139)
Balance, December 31, 2015	197,385	$123,445,636	$(520,252)	$122,925,384	$18,774,696	$141,700,080

ICON ECI Fund Fifteen, L.P.

Financial Statements	(A Delaware Limited Partnership)
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2015	2014
Cash flows from operating activities:
Net (loss) income	$(8,348,153)	$8,559,870
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income	1,763,964	2,241,676
Credit loss	6,095,300	634,706
Rental income paid directly to lenders by lessees	(2,925,234)	(5,674,892)
Rental income recovered from forfeited security deposit	(2,638,850)	-
Loss (income) from investment in joint ventures	11,289,362	(2,287,746)
Depreciation	32,244,342	12,966,125
Impairment loss	1,180,260	4,026,090
Interest expense on non-recourse financing paid directly to lenders by lessees	207,945	548,075
Interest expense from amortization of debt financing costs	386,184	206,988
Interest expense from amortization of seller's credit	303,742	300,190
Other financial loss	212,277	296,250
Gain on sale of assets, net	(983,474)	-
Paid-in-kind interest	17,931	33,932
Changes in operating assets and liabilities:
Other assets	2,217,243	(485,155)
Deferred revenue	(600,044)	771,923
Due from General Partner and affiliates, net	131,915	(104,174)
Distributions from joint ventures	1,080,288	713,093
Accrued expenses and other liabilities	(1,708,683)	1,054,757
Net cash provided by operating activities	39,926,315	23,801,708
Cash flows from investing activities:
Purchase of equipment	(21,879,088)	(16,339,411)
Proceeds from sale of leased equipment	5,164,076	-
Investment in joint ventures	(5,039,627)	(8,755,315)
Principal received on finance leases	4,433,811	4,048,431
Investment in notes receivable	-	(9,009,923)
Distributions received from joint ventures in excess of profits	1,716,179	1,217,206
Change in restricted cash	(3,000,000)	-
Principal received on notes receivable	21,806,305	27,063,094
Net cash provided by (used in) investing activities	3,201,656	(1,775,918)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(34,800,739)	(8,736,666)
Payment of debt financing costs	(722,644)	-
Investments by noncontrolling interests	8,147,713	8,915
Distributions to noncontrolling interests	(2,014,802)	(1,296,007)
Repurchase of limited partnership interests	(59,139)	-
Distributions to partners	(15,950,773)	(15,959,029)
Net cash used in financing activities	(45,400,384)	(25,982,787)
Net decrease in cash	(2,272,413)	(3,956,997)
Cash, beginning of year	20,340,317	24,297,314
Cash, end of year	$18,067,904	$20,340,317

ICON ECI Fund Fifteen, L.P.

Financial Statements	(A Delaware Limited Partnership)
Consolidated Statements of Cash Flows (continued)

	Years Ended December 31,
	2015	2014
Supplemental disclosure of cash flow information:
Cash paid for interest	$3,697,030	$4,066,809

Supplemental disclosure of non-cash investing and financing activities:
Vessel purchased with non-recourse long-term debt paid directly to seller	$45,500,000	$63,565,710
Proceeds from sale of equipment paid directly to lender in settlement of non-recourse long-term debt and interest	$4,292,780	$-
Interest reserve net against principal repayment of note receivable	$-	$206,250
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$2,925,234	$5,674,892
Vessel purchased with subordinated non-recourse financing provided by seller	$6,905,258	$-
Investment by noncontrolling interests	$812,500	$-
Unfunded debt financing costs	$682,500	$-
Acquisition fees payable to Investment Manager	$2,662,096	$-

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected. We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

·	Visiting www.iconinvestments.com, or

·	Visiting www.sec.gov, or

·	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant. Nevertheless, the reports are immediately available upon your request.

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